Exhibit 99.5

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Basis of Presentation

The Unaudited Pro Forma Condensed Combined Financial Statements reflect the combined financial statements after giving effect to the merger. The Unaudited Pro Forma Condensed Combined Financial Statements do not reflect any adjustments to reflect a purchase price allocation. The Unaudited Pro Forma Condensed Combined Financial Statements should be read in conjunction with CollabRx’s historical consolidated financial statements and accompanying notes as of and for the year ended March 31, 2015 and as of and for the six months ended September 30, 2015 and Medytox’s historical consolidated financial statements and accompanying notes as of and for the year ended December 31, 2014 and as of and for the nine months ended September 30, 2015, all of which are included herein.

The Unaudited Pro Forma Condensed Combined Statements of Operations and Comprehensive Loss give effect to the merger as if it had been consummated on April 1, 2014, the beginning of the earliest period presented. The Unaudited Pro Forma Condensed Combined Balance Sheet assumes the merger had been consummated on the balance sheet date of September 30, 2015. The following unaudited pro forma condensed combined financial information may require additional pro forma adjustments including, but not limited to, acquisition accounting adjustments. Information necessary to make adjustments for acquisition accounting is not readily available. Such adjustments may be material to the currently presented pro forma financial information.

The following unaudited pro forma condensed combined financial information includes adjustments to eliminate costs associated with this anticipated transaction; and certain duplicate expenses since both parties are SEC registrants. These pro forma adjustments are preliminary and may be revised. There can be no assurance that such revisions will not result in material changes.

The Unaudited Pro Forma Condensed Combined Financial Statements are provided for informational purposes only. The pro forma information provided is not necessarily indicative of what the combined company’s financial position and results of operations would have actually been had the merger been completed on the dates used to prepare these pro forma financial statements. In addition, the Unaudited Pro Forma Condensed Consolidated Financial Statements do not purport to project the future financial position or results of operations of the merged companies.

These Unaudited Pro Forma Condensed Combined Financial Statements do not give effect to any anticipated purchase price allocations, synergies, operating efficiencies or cost savings that may be associated with the transaction. These financial statements also do not include any integration costs the companies may incur related to the merger as part of combining the operations of the companies. Costs for planning for the integration will be incurred prior to the effective time of the merger, and a substantial portion of the remainder of these costs will be incurred over the year following the merger. In general, these costs will be recorded as expenses when incurred and are non-recurring.

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UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS
As of September 30, 2015

	Medytox	CollabRx	Pro Forma Adjustments		Pro Forma
ASSETS

Current assets:
Cash	$300,306	$5,003,000	$1,405,751	(a)	$6,709,057
Accounts receivable, net	22,644,014	40,000	–		22,684,014
Prepaid expenses and other current assets	845,205	108,000	–		953,205

Total current assets	23,789,525	5,151,000	1,405,751		30,346,276

Property and equipment, net	7,679,121	97,000	–		7,776,121

Other assets:
Intangible assets, net	4,412,322	398,000	–		4,810,322
Goodwill	3,366,520	603,000	–		3,969,520
Deposits	219,617	–	–		219,617
Investments in equity	–	859,000	–		859,000

Total assets	$39,467,105	$7,108,000	$1,405,751		$47,980,856

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UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS (CONTINUED)
As of September 30, 2015

	Medytox	CollabRx	Pro Forma Adjustments		Pro Forma
LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Accounts payable	$4,869,860	$289,000	$–		$5,158,860
Accrued expenses	3,849,076	–	(1,066,271)	(b)	2,782,805
Promissory notes payable and interest, current	–	170,000	–		170,000
Income tax liabilities	3,578,381	–	–		3,578,381
Deferred income taxes	9,200	–	–		9,200
Current portion of notes payable	268,061	–	–		268,061
Current portion of notes payable, related party	4,652,165	–	–		4,652,165
Current portion of capital lease obligations	1,297,098	–	–		1,297,098
Derivative liability	190,000	–	–		190,000
Deferred revenue	–	144,000	–		144,000

Total current liabilities	18,713,841	603,000	(1,066,271)		18,250,570

Other liabilities:
Notes payable, net of current portion	3,000,000	167,000	–		3,167,000
Capital lease obligations, net of current portion	2,733,566	–	–		2,733,566
Deferred tax liabilities	305,721	155,000	–		460,721
Other long-term liabilities	–	11,000	–		11,000

Total liabilities	24,753,128	936,000	(1,066,271)		24,622,857

Commitments and contingencies

Stockholders' Equity
Preferred stock, 100,000,000 shares authorized:
Series B preferred stock $0.0001 par value, 5,000 shares authorized, issued and outstanding	1	–	(1)		–
Series B preferred stock $0.01 par value, 5,000 shares authorized, issued and outstanding	–	–	50		50
Series D preferred stock $0.0001 par value, 200,000 shares authorized, 50,000 shares issued and outstanding	5	–	(5)		–
Series E preferred stock $0.0001 par value, 100,000 shares authorized, 45,000 shares issued and outstanding	5	–	(5)		–
Series E preferred stock $0.01 par value, 45,000 shares authorized, issued and outstanding	–	–	450		450
Common stock $0.01 par value, 50,000,000 shares authorized, 13,763,279 shares issued and outstanding	3,101	105,000	(94,338)	(g)	13,763
Additional paid-in capital	11,236,796	141,161,000	93,849		152,491,645
Accumulated other comprehensive income		460,000	–		460,000
Retained earnings (accumulated deficit)	3,474,069	(135,554,000)	2,472,022	(c)	(129,607,909)

Total stockholders' equity	14,713,977	6,172,000	2,472,022		23,357,999

Total liabilities and stockholders' equity	$39,467,105	$7,108,000	$1,405,751		$47,980,856

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UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
For the Six Months Ended September 30, 2015

	Medytox	CollabRx	Pro Forma Adjustments		Pro Forma
Revenues
Gross charges (net of contractual allowances and discounts)	$25,015,866	$224,000	$–		$25,239,866
Provision for bad debts	(9,743,297)	–	–		(9,743,297)
Net revenues	15,272,569	224,000	–		15,496,569

Operating expenses:
Direct costs of revenue	4,535,098	52,000	–		4,587,098
General and administrative	15,489,670	1,227,000	(1,405,751)	(d)	15,310,919
Sales and marketing expenses	1,924,330	169,000	–		2,093,330
Bad debt expense	99,754	–	–		99,754
Depreciation and amortization	1,387,512	–	–		1,387,512
Engineering	–	1,070,000	–		1,070,000
Research and development	–	21,000	–		21,000
Total operating expenses	23,436,364	2,539,000	(1,405,751)		24,569,613

(Loss) income from operations	(8,163,795)	(2,315,000)	1,405,751		(9,073,044)

Other expense:
Other income (loss)	2	(10,000)	–		(9,998)
Change in derivative liability	190,000	–	–		190,000
Interest expense	(1,089,820)	–	–		(1,089,820)
Total other expense	(899,818)	(10,000)	–		(909,818)

(Loss) income before income taxes	(9,063,613)	(2,325,000)	1,405,751		(9,982,862)
(Benefit) provision for income taxes	(3,557,477)	(24,000)	–	(e)	(3,581,477)

Net (loss) income	(5,506,136)	(2,301,000)	1,405,751		(6,401,385)
Preferred stock dividends	1,066,271	–	(1,066,271)	(f)	–

Net (loss) income attributable to common shareholders	(6,572,407)	(2,301,000)	2,472,022		(6,401,385)
Other comprehensive income	–	460,000	–		460,000

Comprehensive (loss) income	$(6,572,407)	$(1,841,000)	$2,472,022		$(5,941,385)

Net (loss) income per common share:
Basic and diluted	$(0.22)	$(0.22)			$(0.44)

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UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
For the Twelve Months Ended March 31, 2015

	Medytox	CollabRx	Pro Forma Adjustments		Pro Forma
Revenues
Gross charges (net of contractual allowances and discounts)	$76,283,907	$498,000	$–		$76,781,907
Provision for bad debts	(19,582,844)	–	–		(19,582,844)
Net revenues	56,701,063	498,000	–		57,199,063

Operating expenses:
Direct costs of revenue	16,673,901	72,000	–		16,745,901
General and administrative	21,631,993	2,828,000	(271,743)	(d)	24,188,250
Legal fees related to disputed subsidiary	35,545	–	–		35,545
Sales and marketing expenses	5,360,107	293,000	–		5,653,107
Bad debt expense	78,482	–	–		78,482
Depreciation and amortization	1,915,558	–	–		1,915,558
Engineering	–	2,087,000	–		2,087,000
Research and development	–	85,000	–		85,000
Intangible asset impairment	–	571,000	–		571,000
Total operating expenses	45,695,586	5,936,000	(271,743)		51,359,843

(Loss) income from operations	11,005,477	(5,438,000)	271,743		5,839,220

Other expense:
Other income (loss)	389	(27,000)	–		(26,611)
Gain on legal settlement	380,808	–	–		380,808
Gain on disposition of subsidiary	(1)	–	–		(1)
Interest expense	(922,165)	–	–		(922,165)
Total other expense	(540,969)	(27,000)	–		(567,969)

(Loss) income before income taxes	10,464,508	(5,465,000)	271,743		5,271,251
(Benefit) provision for income taxes	5,940,700	(301,000)	(3,531,200)	(e)	2,108,500

Net (loss) income	4,523,808	(5,164,000)	3,802,943		3,162,751
Preferred stock dividends	4,619,787	–	(4,619,787)	(f)	–

Net (loss) income attributable to common shareholders	(95,979)	(5,164,000)	8,422,730		3,162,751
Other comprehensive income	–	–	–		–

Comprehensive (loss) income	$(95,979)	$(5,164,000)	$8,422,730		$3,162,751

Net (loss) income per common share:
Basic and diluted	$–	$(1.52)			$0.25

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NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The effective date of the merger is assumed to be September 30, 2015 for purposes of preparing the Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2015. The effective date of the merger is assumed to be April 1, 2014 for purposes of preparing the Unaudited Pro Forma Condensed Combined Statements of Operations and Unaudited Pro Forma Condensed Combined Statements of Operations and Comprehensive Loss. These unaudited pro forma condensed combined financial statements may require additional pro forma adjustments including, but not limited to, acquisition accounting adjustments. Such additional pro forma adjustments may be material to the currently presented pro forma financial statements.

Pro Forma Adjustments

(a) Cash

The pro forma adjustment to cash on the Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2015 reflects the elimination of cash payments made through that date for transactional expenses and duplicative expenses since both companies are SEC registrants.

(b) Accrued Expenses

The pro forma adjustment to accrued expenses on the Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2015 reflects the elimination of preferred stock dividends in the amount of $1,066,271.

(c) Retained Earnings

The pro forma adjustment to retained earnings on the Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2015 reflects the net effect of all pro forma adjustments on the Unaudited Pro Forma Condensed Combined Statements of Operations and Comprehensive Loss.

(d) General and Administrative Expenses

The pro forma adjustment to general and administrative expenses for the six months ended September 30, 2015 reflects an adjustment of $1,405,751, which includes the elimination of $1,103,865 of transactional expenses and $301,885 of duplicative expenses since both companies are SEC registrants.

The pro forma adjustment to general and administrative expenses for the twelve months ended March 31, 2015 reflects an adjustment of $271,743, which includes the elimination of $122,758 of transactional expenses and $148,985 of duplicative expenses since both companies are SEC registrants.

(e) Provision for Income Taxes

No pro forma adjustments to the provision for income taxes for the six months ended September 30, 2015 have been reflected since the Unaudited Pro Forma Condensed Combined Statements of Operations and Comprehensive Loss for the period reflects a loss before taxes.

The pro forma adjustment to the provision for income taxes for the twelve months ended March 31, 2015 reflect an adjustment of $(3,531,200) to adjust the combined company’s anticipated 40% effective tax rate.

(f) Preferred Stock Dividends

The pro forma adjustments to preferred stock dividends for the six months ended September 30, 2015 and the twelve months ended March 31, 2015 reflect the elimination of the dividend to the holders of Medytox’s Series B Preferred Stock.

(g) Common Stock and Additional Paid-In Capital

The pro forma adjustments for common stock and additional paid-in capital reflect the change to the number of issued and outstanding common shares at September 30, 2015.

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